Exhibit 99.1

Behringer Harvard Multifamily REIT I, Inc. Q1 Update Call The Cameron-Silver Springs, MD The Cameron – Silver Spring, MD (a joint venture owned community )

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of Behringer Harvard Multifamily REIT I, Inc. (the “REIT”) and its subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of the REIT’s management based on their knowledge and understanding of the REIT’s business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect the REIT’s management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to vary materially from any forward-looking statements made in this presentation include, but are not limited to: absence of a public market for the REIT’s securities; limited operating history; limited transferability and lack of liquidity; risks associated with lending activities ; no assurance that distributions will continue to be made or that any particular rate of distribution will be maintained; until the proceeds from an offering are invested and generating cash flow from operating activities, some or all of the distributions will be paid from other sources, which may be deemed a return of capital, such as from the proceeds of an offering, cash advances by the advisor, cash resulting from a waiver of asset management fees, proceeds from the sales of assets, and borrowings in anticipation of future cash flow from operating activities, which could result in less proceeds to make investments in real estate; reliance on the program’s advisor; payment of significant fees to the advisor and their affiliates ; potential conflicts of interest; lack of diversification in property holdings; market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the REIT’s ability to make accretive investments in a diversified portfolio of assets; availability of cash flow from operating activities for distribution; the REIT’s level of debt and the terms and limitations imposed on the REIT by its debt agreements; the availability of credit generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the conditions and requirements of that debt; the ability to secure resident leases at favorable rental rates; the ability to raise future capital through equity and debt security offerings and through joint venture arrangements; the ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business, our assets or our key relationships; factors that could affect our ability to qualify as a real estate investment trust; potential development risks and construction delays; the potential inability to retain current tenants and attract new tenants due to a competitive real estate market; risk that a program’s operating results will be affected by economic and regulatory changes that have an adverse impact on a program’s investments; risks related to investments in distressed properties or debt include possible default under the original loan; unforeseen increases in operating and capital expenses; declines in real estate values; and, lack of availability of due diligence information. These risks may impact the REIT’s financial condition, operating results, returns to its shareholders, and ability to make distributions as stated in the REIT’s offering. Investment in securities of Behringer Harvard real estate programs is subject to substantial risks and may result in the loss of principal invested. Real Estate programs are not suitable for all investors. The forward looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of the REIT’s our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission.

Questions? Live question and answer session after prepared remarks During the call, please e-mail questions to: bhreit@behringerharvard.com

Today’s Presenters Robert S. Aisner Chief Executive Officer Mark T. Alfieri Chief Operating Officer Howard S. Garfield Chief Financial Officer

Q1 Highlights Key operating metrics continue to improve Deployed $75 million in development construction Added two development projects to the pipeline Added one mezzanine loan to the loan portfolio Sold a property for $37.3 million, recognized a $6.9 million gain

Household Growth Accelerating, Completions Few Source: U.S. Census Bureau Used with permission from Witten Advisors LLC. Annual Housing Completions (gross) 947 Total Household Growth 0 500 1,000 1,500 2,000 2,500 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 in 000s

Home Ownership Rates Reverting to Norm



Share of U.S. Households Who Own Home (SA)
70%
69%
68%
67%
66%
65%
64%
63%
1Q90
1Q91
1Q92
1Q93
1Q94
1Q95
1Q96
1Q97
1Q98
1Q99
1Q00
1Q01
1Q02
1Q03
1Q04
1Q05
1Q06
1Q07
1Q08
1Q09
1Q10
1Q11
1Q12

Used with permission from Witten Advisors LLC.

Sources: U.S. Department of Commerce

BEHRINGERHARVARD
MULTIFAMILY REIT I, INC.

8

© 2013 Behringer Harvard

Starts for 5+ Multifamily Developments Keep Climbing, As Expected Source: U.S. Department of Commerce; Witten Advisors Used with permission from Witten Advisors LLC. Feb All 5+ Rate 285 TTM All 5+ 243 TTM 5+ Rentals 220 0 100 200 300 400 500 Jan-92 Jan-93 Jan-94 Jan-95 Jan-96 Jan-97 Jan-98 Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 5+ Multifamily Units (monthly data, annualized, 000) Monthly Starts Rate Annualized, SA 12-Month Total 5+ Starts 12-Month Total 5+ Rental Starts

Source: Witten Advisors, U.S. Department of Commerce If job growth hits 2013-2015 forecasts, only 2 markets (as of 1Q13) started units much faster than jobs will grow *Starts rate = last 12 months’ starts as % of existing apartment stock Used with permission from Witten Advisors LLC.

Plenty of Demand for New Completions Source: Witten Advisors Used with permission from Witten Advisors LLC. -300,000 -200,000 -100,000 0 100,000 200,000 300,000 400,000 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Rental Apartment Units Net Absorption New Completions Net Completions

Slower (Still Above Trend) Rent Growth in 2013, then Upward Source: Witten Advisors Used with permission from Witten Advisors LLC. 85% 90% 95% 100% 1Q95 1Q96 1Q97 1Q98 1Q99 1Q00 1Q01 1Q02 1Q03 1Q04 1Q05 1Q06 1Q07 1Q08 1Q09 1Q10 1Q11 1Q12 1Q13 1Q14 1Q15 Occupancy -5% 0% 5% 10% Year-Year Effective Rent Growth Equilibrium Occupancy Occupancy Occupancy Forecast Rent Growth Rent Growth Forecast

Our Strategy Grow revenues and NOI through proactive property management Continuing to optimize rents and occupancy to grow revenues and NOI Keep focus on reduction or containment of operating costs Deploy remaining capital in development program Acquire new investments at cost Higher going-in yield than many stabilized acquisitions Make selective multifamily-related loans Take advantage of good interest rates and funding gaps from traditional sources Make opportunistic acquisitions of multifamily assets Emphasis on urban locations, highly amenitized

Continued Favorable Spreads Between Class A Cap Rates and New Development Yields



Development
Acquisition
Development
10%
9%
8%
7%
6%
5%
4%
Yield on New Development
Development Return Spread over Class A Cap Rate
2Q07, 176 bps
2Q09, 23 bps
4Q12, 98 bps
4Q15, 128 bps
Class A Apartment Cap Rate (est.)
1Q01
1Q02
1Q03
1Q04
1Q05
1Q06
1Q07
1Q08
1Q09
1Q10
1Q11
1Q12
1Q13
1Q14
1Q15

Used with permission from Witten Advisors LLC.

Source: Witten Advisors, Real Capital Analytics, NCREIF

BEHRINGERHARVARD
MULTIFAMILY REIT I, INC.

14

© 2013 Behringer Harvard

Development Pipeline – Equity Investments Property Name Location Units Total Costs Incurred as of March 31, 2013 Our Share of Total Estimated Costs (1) Estimated Completion Date Allegro Phase II (2) Addison, TX 121 $12.0 $16.4 Q2 2013 The Franklin Delray (2) Delray Beach, FL 180 $25.8 $33.1 Q3 2013 Arpeggio Victory Park (3) Dallas, TX 377 $27.4 $62.0 Q3 2014 4110 Fairmount (3) Dallas, TX 299 $17.4 $47.8 Q3 2014 Allusion West University (3) Houston, TX 231 $17.9 $43.8 Q4 2014 21 Lawrence (3) Denver, CO 212 $11.8 $50.8 Q4 2014 Seven RIO (3) Austin, TX 220 $11.3 $60.7 Q4 2014 Pacific Gateway (3) Costa Mesa, CA 113 $11.4 $38.6 Q4 2014 Audubon (3) Wakefield, MA 186 $7.8 $51.8 Q1 2015 The Muse Museum District (3) Houston, TX 270 $16.6 $51.2 Q2 2015 Water Street (3) Cambridge, MA 392 $26.2 $191.1 Q3 2015 Renaissance Phase II (3) Concord, CA 180 $8.9 $27.9 Q4 2015 Peachtree (3) (4) Atlanta, GA 327 - $71.1 Q4 2015 Tysons Corner (3) Tysons Corner, VA 461 $31.9 $212.2 Q2 2016 Total 3,569 $226.4 $958.5 We may obtain construction financing. Wholly owned investment. Joint venture investment. If the development achieves certain milestones primarily related to approved budgets less than defined maximum amounts, we will reimburse the JV partner for their equity ownership and we will be responsible for all of the development costs. The JV partner would then be entitled to back end interests based on the development achieving certain total returns. Closed subsequent to March 31, 2013. Note: These are current estimates and are subject to change. Items in red indicate investments made subsequent to December 31, 2012. ($ millions) (1) (2) (3) (4)

Loan Investments Property Name Investment Type Location Units Total Commitment Amounts Advanced at March 31, 2013 Fixed Interest Rate Maturity Date Jefferson at One Scottsdale Mezzanine loan Scottsdale, AZ 388 $22.7 $22.7 14.5% December 2015 The Domain Mezzanine loan Houston, TX 320 $10.5 $10.0 14.0% April 2014 Altis at Kendall Square Mezzanine loan Miami-Dade County, FL 321 $12.3 $9.7 15.0% January 2016 TDI 121 Custer (1) Mezzanine loan Allen, TX 444 $14.1 $8.5 14.5% August 2015 Total 1,473 $59.6 $50.9 14.5% ($ millions) (1) Represents 100% of the loan balance, the REIT‘s ownership is 55%. Note: Items in red indicate investments made subsequent to December 31, 2012.

Portfolio Characteristics 52 Investments 35 Operating Properties 13 Developments 4 Mezzanine Loans Data is as of March 31, 2013. Gross GAAP costs reflect 100% of the properties regardless of the Company’s ownership and represent total property costs before depreciation or amortization. Current Operating Portfolio - Gross GAAP Investmnet Costs by Region (% of Total)

Rental Income Growth – 2012 vs 2013 Properties Stabilized as of January 1, 2012

Same Store Trends There were 32 stabilized comparable properties in the 1st quarter year over year comparison. Monthly rental revenue per unit has been calculated based on the leases in effect as of March 31, 2012 and 2013 for the applicable comparable properties. Monthly rental revenue per unit only includes base rents for the occupied units, including affordable housing payments and subsidies, and does not include other charges for storage, parking, pets, cleaning, clubhouse or other miscellaneous amounts.  Occupancy Monthly Rental Rate per Unit (1) (1)

*Reconciliations of Loss from continuing operations to same store Combined Net Operating Income can be found in the Current Report on Form 8-K filed on May 21, 2013 with the Securities and Exchange Commission. A copy of this filing is available on our website www.behringerharvard.com. Same Store Net Operating Income* Trends There were 32 stabilized comparable properties in the 1st quarter year over year comparison. Q1 2012 vs Q1 2013

Performance Comparison with Exchange Listed Apartment REITs Same Store Q1 2013 vs Q1 2012 Company Name Ticker SS Revenue Change (%) SS Expense Change (%) SS NOI Change (%) Associated Estates AEC 4.3 2.0 5.9 AIMCO* AIV 4.7 4.9 4.6 Avalon Bay AVB 4.9 3.3 5.6 BRE Properties BRE 4.9 4.0 5.3 Camden CPT 5.9 4.5 6.7 Equity Residential EQR 5.1 2.9 6.3 Essex ESS 5.9 5.3 6.1 Home Properties HME 3.7 0.9 5.4 Mid-America MAA 4.7 0.6 7.7 Post Properties PPS 5.1 5.1 5.2 UDR UDR 5.4 3.4 6.3 Lowest 3.7 0.6 4.6 Average 5.0 3.4 5.9 Highest 5.9 5.3 7.7 Behringer Harvard Multifamily REIT I 8.0 2.2 12.0 * Reflects AIMCO’s conventional same store change (excludes affordable component). Source: SNL

Total Rental Revenue Note: Includes consolidated and unconsolidated joint venture properties. Quarterly Comparison

GAAP Net Income Attributable to Common Stockholders Quarterly Comparison

MFFO* Trends *Reconciliations of Net Income to FFO to MFFO can be found in the Current Report on Form 8-K filed on May 21, 2013 with the Securities and Exchange Commission. A copy of this filing is available on our website www.behringerharvard.com. **Weighted average number of common shares outstanding were 168.1 million and 164.5 million for the quarter ended March 31, 2013 and 2012, respectively.

Cash Flow from Operations Quarterly growth due to: Improvements in operations Increase in average rent Excludes proceeds from sales Quarterly Comparison

Debt Financing Obtained $50.9 million in new loans during the year at an average interest rate of 2.8% (1) As of 3/31/13, the weighted average interest rate was 3.7% During the quarter, closed on first construction loan $21.9 million at variable rate of LIBOR plus 2.25% 55% loan to cost Three year term with two one-year extension options Note: Includes 100% of property debt balances regardless of our ownership. (1) Includes the Acacia refinancing. Principal Payments

Net Property Investment vs Cash Available (property investments less debt)

Multifamily REIT I, Inc. Investments Burnham Pointe – Chicago, IL Argenta – San Francisco, CA Uptown Post Oak – Houston, TX Calypso Apartments and Lofts – Irvine, CA Burnham Pointe, Uptown Post Oak, and Grand Reserve Orange are wholly owned communities. Argenta, Calypso, and Skye 2905 Urban Flats are joint venture owned communities. Grand Reserve Orange – Orange, CT Skye 2905 Urban Flats – Denver, CO

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